UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021 (May 11, 2021)

TERRA INCOME FUND 6, INC. (Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	814-01136 (Commission File Number)	46-2865244 (I.R.S. Employer Identification No.)

550 Fifth Avenue, 6th Floor New York, New York 10036 (Address of principal executive offices, including zip code)

(212) 753-5100 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
7.00% Notes due 2026	TFSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 25, 2020, the board of directors (the “Board”) of Terra Income Fund 6, Inc., a Maryland corporation (the “Company”), unanimously approved the suspension of the operation of the Company’s share repurchase program (the “SRP”), effective as of April 30, 2020, in light of the difficult market conditions arising from the COVID-19 pandemic and in an effort to preserve liquidity in the Company.

On May 11, 2021, the Board unanimously approved the resumption of the SRP, effective as of June 30, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA INCOME FUND 6, INC.

Date:	May 12, 2021	By:	/s/ Gregory M. Pinkus
Gregory M. Pinkus
Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary